                                                                   EXHIBIT 99.35

                               NOTE PUT AGREEMENT


         THIS NOTE PUT AGREEMENT ("Agreement") is made as of the 14th day of May, 1993, by and between KMART CORPORATION ("Kmart"), a Michigan corporation,
and   XXXXXXXXXX ("Lender"), a Nevada corporation, each of which confirms and agrees as follows:

         SECTION 1: RECITALS

        1.1 Loan. Pursuant to the Loan Agreement ("Loan Agreement") dated as of May 14, 1993, between Lender and XXXXXXXXXX ("Borrower"), a Connecticut limited partnership, Lender has agreed to make Borrower the Loan, to be evidenced by the Note. The proceeds of the Loan will be used to acquire, develop and construct the Project which is located in Manchester, Connecticut, and will be leased in part by The Sports Authority, Inc., a Delaware corporation, Borders Inc., a Delaware corporation, and OfficeMax, Inc., an Ohio corporation, all of which are subsidiaries of Kmart (each a "Subsidiary" and, collectively, "Subsidiaries") pursuant to certain Leases described in Exhibit 1.1C to the Loan Agreement. As a material inducement to Lender to make the Loan Kmart has agreed to enter into this Agreement with Lender.

         1.2 Terms; Governing Document. All capitalized terms used herein, unless otherwise expressly provided, shall have the meaning set forth in the Loan Agreement. In the event of any conflict between the terms and provisions of this Agreement and the Loan Agreement, the terms and conditions of this Agreement shall govern and prevail.


         SECTION 2: PURCHASE OF NOTE

         2.1 Certain Definitions. For purposes of this Section 2, the following terms shall have the following meanings:

               "Business Day" means any day other than (i) Saturday or Sunday, or (ii) a day on which banks in New York or California are required by law to be closed or are customarily closed.

               "Called Principal" means the unpaid principal balance of the Note to be paid as part of the Purchase Price upon exercise of the Put.

               "Certificates" shall have the meaning assigned to it in
Section 3.2.

               "Certificate Differential" means the excess of the outstanding principal amount of the Certificates over the outstanding principal amount of the Note after taking into effect

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all prepayments or payments of principal in respect thereof which have been made prior to the date of calculation.

         "Completion of Construction" means completion of the Construction in accordance with the Plans and Specifications referred to in the Loan Agreement.

         "Consent and Agreement" means the Consent and Agreement dated as of May 14, 1993 among Kmart, Lender, Borrower, Subsidiaries and Trustee relating to the Leases, Lease Guaranties, this Agreement and certain other related matters.

         "Discounted Prepayment Value" means, with respect to any amount of Called Principal, the amount obtained by discounting all Remaining Scheduled Payments with respect to Called Principal from their respective scheduled due dates to the Purchase Date with respect to such Called Principal, in accordance with generally accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield.

         "Facility" or "Facilities" means one or more specific "Demised Premises" as that term is defined in a Lease pursuant to which a Subsidiary is a Tenant.

         "Failure of Completion:"   means Completion of Construction  of one
or more of the Facilities does not occur by November 14, 1994.

         "Lease Guaranties" means those certain Lease Guaranties, described in
Exhibit 1.1C to the Loan Agreement, executed by Kmart Corporation which guarantee the payment and performance of its Subsidiaries under the Leases.

         "Lease/Lease Guaranty Default" means, with respect to any one or more of the Leases and Lease Guaranties described in Exhibit 1.1C to the Loan Agreement, the failure of (i) a Subsidiary under any Lease to pay any Annual Rental or Additional Rent as defined in the Lease due under such Lease for a period of fifteen (15) days after notice to Subsidiary of such default and
(ii) Kmart to pay any such Annual Rental or Additional Rent under the related Lease Guaranty, if any, within fifteen (15) days after notice to Kmart of the Subsidiary's failure to do so; provided that, no notice referred to in the foregoing clause (i) or clause (ii) shall be required in the event that Landlord or Trustee shall be stayed or prohibited by operation of law or otherwise from the giving of such notice.

         "Lease" or "Leases", means each individual lease or all of those certain leases described in Exhibit 1.lC to the Loan Agreement.

         "Lender" means   XXXXXXXXXX, a Nevada corporation,  and any
of its successors and assigns.

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         "Make-Whole Premium" means, with respect to any amount of Called
Principal, an amount equal to the sum of (x) the excess (which shall in no event be less than zero), if any, of the Discounted Prepayment Value over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of the Purchase Date with respect to such Called Principal and (y) an amount equal to the Certificate Differential.

         "Minimum Investment Grade" means a rating of at least Baa3, in the case of a rating by Moody's, and a rating of at least BBB-, in the case of a rating by S&P, or the then equivalent of such rating by Moody's or S&P or, to the extent applicable, by another Rating Agency.

         "Moody's" means Moody's Investors Service or any successor thereto.

         "Note" means the Note evidencing the Loan executed and delivered by the Borrower to the Lender pursuant to the Loan Agreement.

         "Purchase Date" means the Business Day first occurring thirty (30) days after Lender gives notice to Kmart of Lender's election to exercise the Put.

         "Purchase Price" means the sum of the unpaid principal balance of the Note, accrued interest thereon to the Purchase Date, and the Make-Whole Premium.

         "Put" means exercise of the right of Lender to require Kmart to purchase the Note in accordance with Section 2.2 of this Agreement.

         "Rating Agency" and "Rating Agencies" mean Moody's and S&P and, if either Moody's or S&P (but not both) ceases to rate the indebtedness of corporations generally, or unsubordinated, senior, unsecured indebtedness of Kmart in particular, then another comparable rating agency of recognized national standing in the United States.

         "Rating Decline" means that:

         (i) the rating assigned to unsubordinated, senior, unsecured indebtedness of Kmart on such date by either Moody's or S&P: (a) declines to a rating below the Minimum Investment Grade, or (b) further declines, in the event then rated below the Minimum Investment Grade; or

         (ii) (a) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P (other than by reason of such Rating Agency ceasing to rate the indebtedness of corporations generally) at such time as the rating then assigned by the remaining such Rating Agency shall be



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below Minimum Investment Grade or (b) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P at such time as the rating then assigned by the remaining such Rating Agency shall be at least the Minimum Investment Grade and Kmart is unable to have such debt rated by another Rating Agency within ninety (90) days thereafter; or

         (iii) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by both Moody's and S&P for any reason (except if, through no fault of Kmart, both Moody's and S&P are unable to provide a rating due to a business failure or interruption affecting both Moody's and S&P).

For purposes of determining whether a Rating Decline shall have occurred pursuant to clause (i), the rating initially assigned by any Rating Agency engaged by Kmart pursuant to clause (ii) to replace any rating withdrawn or otherwise terminated by Moody's or S&P shall be compared to the last rating assigned by Moody's or S&P, as the case may be, to determine if the circumstances described in (i)(a) or (b) exist.

         "Reinvestment Yield" means with respect to the Called Principal, the lesser of 8.4% and the sum of (x) the yield to maturity implied by the following: (i) the yields reported, as of 10:00 a.m. (New York City time) on the third Business Day preceding the Purchase Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Purchase Date, or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day preceding the Purchase Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Purchase Date, and (y) fifty
(50) basis points.  Such implied yield shall be determined, if necessary, by
(a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

         "Remaining Average Life" means, with respect to any amount of Called Principal of the Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of the interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year)

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which will elapse between the Purchase Date with respect to such
Called Principal and the scheduled due date of such Remaining Scheduled
Payment.

         "Remaining Scheduled Payments" means, with respect to any amount of the Called Principal, all payments of such Called Principal and interest thereon that would be due on or after the Purchase Date with respect to such Called Principal if no payment of such Called Principal were made prior to its expressed maturity date.

         "S&P" means Standard & Poor's Corporation, or any successor thereto.

         "Triggering Event" means (i) a Rating Decline, (ii) a Lease/Lease Guaranty Default, or (iii) a Failure of Completion.

              2.2   Purchase of Note Following a Triggering Event.

         (a) If a Triggering Event occurs, Lender will have the right to require Kmart to purchase the Note in whole but not in part on the Purchase Date at the Purchase Price.

         (b) If a Triggering Event occurs and subsequent to such Triggering Event another Triggering Event occurs, Lender will again have the rights, and Kmart again will have the obligations, set forth in this Section 2.2.

         (c) Within seven (7) Business Days after the first date on which a Triggering Event has occurred, Kmart shall cause notice thereof to be mailed to Lender. Such notice shall (i) state that a Triggering Event has occurred, (ii) describe any action that caused such Triggering Event and the date of the occurrence thereof and (iii) offer to purchase the Note in accordance with this Agreement. Kmart's notice and other obligations shall continue so long as the Note remains outstanding. Any failure of Kmart to give such notice or to make such offer to purchase the Note shall not affect the obligations of Kmart under this Section 2.2.

         (d) In the event Lender elects to exercise the Put, Lender shall do so by causing a notice to be mailed to Kmart within thirty (30) days after the first date on which notice of a Triggering Event has been received in accordance with Section 2.2(c) (or if Kmart fails to give the notice required by Section 2.2(c), at any time after the occurrence of such Triggering Event), which notice shall state (i) the occurrence of a Triggering Event, (ii) the Purchase Date, (iii) the estimated Purchase Price, (iv) the manner in which the Purchase Price has been determined, and (v) that Lender elects to have Kmart purchase the Note on the Purchase Date. Kmart shall not be excused from any obligation it may have under this Agreement by reason of any notice required hereunder not being timely given or

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being defective, provided, however, Kmart's time for performance shall be extended by a period equal to any period of delay in receiving such notice or caused by the correction of such notice, if defective.

                 (e) In connection with the purchase of the Note pursuant to this Section 2.2, (i) Lender will be required to surrender, on or before the Purchase Date, at the principal office of the Trustee, duly endorsed without recourse or assigned to Kmart or in blank without recourse and to assign without recourse all right, title and interest of Lender under the Loan Documents; and (ii) Kmart shall, on or before 10:00 a.m. (New York City time) on the Purchase Date, pay the Purchase Price to Trustee, by wire transfer or immediately available funds in lawful currency of the United States of America at XXXXXXXXXX, XXXXXXXXXX for credit to Account Number XXXXXXXXXX (Mortgage Pass-Through Certificates (The Crossroads at Buckland Hills, Manchester, Connecticut) Series 1993). The Trustee shall hold the Note in trust for the benefit of the Lender until payment in full of the Purchase Price to the Lender on the Purchase Date and shall then and thereupon surrender the Note to Kmart.


                       SECTION 3. SUCCESSORS AND ASSIGNS

         3.1 General. This Agreement shall be binding upon Kmart and its respective successors and assigns; provided that Kmart shall not assign any of its obligations hereunder without the prior written consent of Trustee; and provided further that no assignment of any of its obligations hereunder shall relieve Kmart thereof and Kmart shall remain primarily and originally liable thereon. Each successive holder or holders of the Note shall have all rights and privileges of Trustee hereunder.

         3.2 Consent to Assignment. Kmart hereby acknowledges and consents to the sale, conveyance, transfer and absolute assignment by Lender of all of its right, title and interest under this Agreement and in the Note and any and
all other Loan Documents to   XXXXXXXXXX ("Trustee") as Trustee, pursuant to
the Trust Agreement under which the Mortgage Pass-Through Certificates (The Crossroads at Buckland Hills, Manchester, Connecticut) Series 1993 ("Certificates") will be issued. Trustee shall have the sole right to exercise all rights, privileges and remedies (either in its own name or in the name of the Lender for the use and benefit of Trustee) which by the terms of this Agreement or by applicable law are permitted or provided to be exercised by the Lender. Kmart further acknowledges and agrees that each successive holder or holders of the Note, including but not limited to Lender, accepts transfer of the Note in reliance upon Kmart's representations, warranties, covenants, agreements and other obligations hereunder. In order to further induce any such successive holder or holders of the Note, including but not limited to, Lender, to accept such

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assignment and its obligations under this Agreement, Kmart hereby makes the following representations, warranties, covenants and agreements:

         (i) Kmart does not have any right, including any claim, counterclaim, right of setoff or deduction or other defense of any kind to withhold performance of its obligations hereunder (collectively, "Kmart Defenses");

         (ii) in the event Kmart becomes aware of any Kmart Defenses, Kmart hereby waives and agrees not to assert the same against the Trustee or any other holder of the Note;

         (iii) upon consummation of the sale, conveyance, transfer and absolute assignment to Trustee, Kmart waives any right to challenge Trustee's status as a bonafide purchaser of the Note for value and holder in due course;

         (iv) the Trustee and each holder of the Note are and shall be third-party beneficiaries of this Agreement;

         (v) upon consummation of the sale, conveyance, transfer and absolute assignment to Trustee, Trustee and its successors and assigns shall be deemed to be the Lender hereunder, and shall succeed to all rights of Lender hereunder; and

         (vi) Kmart hereby acknowledges and agrees that any and all rights hereunder granted to Trustee may be exercised and enforced by Trustee, including pursuant to legal process (and that any such exercise and enforcement by Trustee shall have the same force and effect as the exercise and enforcement by Lender).

               SECTION 4. KMART'S REPRESENTATIONS AND WARRANTIES.

         Kmart represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and is duly qualified and in good standing as a foreign corporation authorized to do business wherever required to do so by applicable law, (ii) it has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of the Lease Guaranties, the Consent and Agreement, and this Agreement and each of the Subsidiaries which is a party to a Lease or the Consent and Agreement similarly has such full power, authority and legal right to execute and deliver and to perform and observe the provisions of the Lease and the Consent and Agreement to which it is a party,
(iii) there has been no material adverse change in the business or condition, financial or otherwise, of Kmart or any of the Subsidiaries since the date of Kmart's last audited financial report, (iv) there are no actions, proceedings or investigations pending or threatened against or affecting Kmart or any of the Subsidiaries (or any basis therefor known to Kmart) before any court, arbitrator, administrative agency or


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other governmental authority, which if adversely decided would materially and adversely affect the financial condition or operations of Kmart or any of the Subsidiaries, or their respective ability to carry out any of the terms, covenants and conditions of the Leases, the Lease Guaranties, the Consent and Agreement,this Agreement or any other document relating to the Loan or the Leases (to which it is a party), (v) the execution and delivery by Kmart and the Subsidiaries respectively of the Leases, the Lease Guaranties, the Consent and Agreement, this Agreement, or any of the other documents relating to the Loan or the Leases (to which it is a party) have been duly authorized by all necessary corporate action and each is enforceable in accordance with its terms, (vi) neither the execution and delivery of the Leases, the Lease Guaranties, the Consent and Agreement, this Agreement or any other document relating to the Loan or the Leases (to which it is a party), nor compliance with the terms and provisions thereof, conflicts or will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Kmart or any of its Subsidiaries, or of any law, rule, regulation, order, writ, injunction, judgment or decree of any court, arbitration or administering agency or governmental authority, or of any agreement or other instrument to which Kmart or Subsidiary is a party or by which it or its assets is bound or subject, or constitutes or will constitute a default thereunder, and (vii) neither Kmart nor any Subsidiary is in default under any judgment, order, decree, rule or regulation of any court, arbitrator, administrative agency or other governmental authority to which it may be subject.

         SECTION 5. GENERAL

         5.1 Counterparts. This Agreement may be executed in counterparts by the parties but all such counterparts together shall constitute one and the same document.

         5.2 Notices. All notices, requests, demands or other communications pursuant to this Agreement shall be in writing and shall be addressed, in the case of Kmart, to Kmart, 3100 West Big Beaver Road, Troy, Michigan 48084-3163, Attention: Senior Vice President, Real Estate Department; in the case of Lender, to XXXXXXXXXX, XXXXXXXXXX, Attention: XXXXXXXXXX; in the case of Trustee, which shall receive copies of all communications hereunder, to XXXXXXXXXX c/o XXXXXXXXXX, XXXXXXXXXX, Attention: XXXXXXXXXX, Corporate Trust Division; or to such other address as any party may designate in writing. All notices hereunder shall be effective: (a) three (3) days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested; (b) upon delivery, if delivered in person, to the address set forth above; or (c) upon delivery, if sent by overnight courier, such as Federal Express or Airborne Express.


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


                5.3 Section Headings. Section headings are not to be considered a part of this Agreement and are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents thereof.

                5.4 Applicable Law. This Agreement shall be construed and enforced under the laws of the State of New York without giving effect to the choice of law principles thereof.

                5.5 Severability. Should any provision of this Agreement for any reason be declared unenforceable by a court of competent jurisdiction (sustained on appeal, if any), such unenforceability shall not affect the enforceability of any other provision hereof or thereof, all of which shall remain in force and effect as if this Agreement had been executed with the unenforceable provisions thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining provision of this Agreement without including therein any such part, parts or portion which may for any reason be hereafter declared unenforceable, provided that, if any provision of this Agreement shall be unenforceable by reason of a final judgment of a court of competent jurisdiction based on a court's ruling (sustained on appeal, if any) that such provision is unenforceable because of the excessive degree of magnitude of the obligation imposed thereby on any party, that unenforceable obligation shall be reduced in magnitude or degree by the minimum degree or magnitude necessary in order to permit the provision to be enforceable by Lender. In the event the provisions of the immediately preceding sentence apply, the parties shall make appropriate adjustment to the provisions of this Agreement to give effect to the benefits intended to be conferred upon the parties hereby.


                5.6 Waiver. Lender may waive any requirement herein. No delay or omission by Lender in exercising any right hereunder shall impair any right of Lender under this Agreement or be construed as Lender's waiver of or acquiescence in any breach. No such delay or omission by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement. No purported waiver of any right hereunder shall be effective unless it is written and signed by an authorized representative of Lender. No waiver by Lender of any breach shall constitute a waiver of any other prior or subsequent breach or of the same breach after notice to Kmart demanding strict performance. Lender shall not be estopped to take or from taking any action with respect to any breach because of any delay by Lender in giving notice of such breach or exercising any remedy based thereon.


                5.7 Submission to jurisdiction. Kmart hereby consents to the jurisdiction of any state or federal court located within the County of New York, State of New York and irrevocably agrees that all actions or proceedings relating to this Agreement may be


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litigated in such courts and Kmart waives any objection which it may have based on improper venue or forum nonconveniens to the conduct of any proceeding in any such court, waives personal service of any and all process upon it, and consents that all such service or process be made by registered or certified mail (return receipt requested) or messengered to it at its address set forth in Section 5.2 or to its Agent referred to below at such Agent's address set forth below, and, that service so made shall be deemed to be completed in accordance with Section 5.2. Kmart hereby appoints Prentice Hall Corporation System, Inc. with an office on the date hereof at 15 Columbus Circle, New York, New York 10023 as its Agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this Section shall affect the right of Lender to serve legal process in any other manner permitted by law, to bring any action or proceeding in the courts of any jurisdiction against Kmart, or to enforce a judgment obtained in the courts of any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above set forth.



                                        KMART CORPORATION,
                                        a Michigan corporation


                                        By: /s/
                                            -------------------------------
                                            M. L. Skiles
                                            Senior Vice President




                                          XXXXXXXXXX, a
                                        Nevada corporation



                                        By:
                                            -------------------------------
                                             Its:
                                                  -------------------------




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
litigated in such courts and Kmart waives any objection which it may have based on improper venue or forum nonconveniens to the conduct of any proceeding in any such court, waives personal service of any and all process upon it, and consents that all such service or process be made by registered or certified mail (return receipt requested) or messengered to it at its address set forth in Section 5.2 or to its Agent referred to below at such Agent's address set forth below, and, that service so made shall be deemed to be completed in accordance with Section 5.2. Kmart hereby appoints Prentice Hall Corporation System, Inc. with an office on the date hereof at 15 Columbus Circle, New York, New York 10023 as its Agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this Section shall affect the right of Lender to serve legal process in any other manner permitted by law, to bring any action or proceeding in the courts of any jurisdiction against Kmart, or to enforce a judgment obtained in the courts of any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above set forth.



                                       KMART CORPORATION,
                                       a Michigan corporation


                                       By:
                                           ----------------------------
                                           M. L. Skiles
                                           Senior Vice President




                                         XXXXXXXXXX, a
                                       Nevada corporation


                                       By: /s/
                                           ----------------------------

                                            Its: Vice President
                                                 ----------------------




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